UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2019

DENBURY RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12935	20-0467835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5320 Legacy Drive Plano, Texas	75024	(972) 673-2000
(Address of principal executive offices)	(Zip code)	(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001 per share	DNR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 8 – Other Events

Item 8.01 – Other Events

On June 17, 2019, Denbury Resources Inc. (the “Company”) issued a press release announcing the early participation results of its exchange offers (the “Exchange Offers”) to qualified institutional buyers or non-U.S. persons who hold its 6⅜% Senior Subordinated Notes due 2021 (the “2021 Notes”) and its 5½% Senior Subordinated Notes due 2022 (the “2022 Notes”), along with a separate exchange offer to holders of its 7½% Senior Secured Second Lien Notes due 2024 (the “Old Second Lien Notes”). The consideration being offered by the Company in the Exchange Offers to holders of the 2021 Notes, 2022 Notes and Old Second Lien Notes consists of varying amounts of one or more of new 7¾% Senior Secured Second Lien Notes due 2024 (the “New Second Lien Notes”), new 6⅜% Convertible Senior Notes due 2024 (the “New Convertible Senior Notes”) and cash. The Exchange Offers are being made upon the terms and subject to the conditions set forth in a confidential offering memorandum and related letter of transmittal, each dated June 3, 2019.

A copy of the June 17, 2019 press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.

The Company currently expects to settle the early participation Exchange Offers, together with the settlement of the private exchange agreements with certain institutional investors previously disclosed in Item 8.01 of the Company’s Current Report on Form 8-K filed June 3, 2019 (the “Private Exchanges”), on June 19, 2019.

Combining the exchanges to be settled as part of the early participation Exchange Offers and Private Exchanges, the Company expects to accept exchanges of a total of approximately $152.2 million aggregate principal amount of 2021 Notes, $219.9 million aggregate principal amount of 2022 Notes, $96.3 million aggregate principal amount of the Company’s 4⅝% Senior Subordinated Notes due 2023 and $425.4 million aggregate principal amount of Old Second Lien Notes in exchange for a total of approximately $120.0 million of cash, $528.0 million aggregate principal amount of New Second Lien Notes and $245.5 million aggregate principal amount of New Convertible Senior Notes.

The New Second Lien Notes and New Convertible Senior Notes are being offered in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits.

The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description
99.1*	Denbury Press Release, dated June 17, 2019.

*	Included herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denbury Resources Inc. (Registrant)
Date: June 17, 2019	By:	/s/ Mark C. Allen
Mark C. Allen
Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Denbury Press Release, dated June 17, 2019.

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